UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2023

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 20, 2023, SLM Corporation (the “Company”) held the Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 12 directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes

R. Scott Blackley	207,786,587	1,448,519	67,670	8,100,432
Paul G. Child	207,549,824	1,685,166	67,786	8,100,432
Mary Carter Warren Franke	203,076,149	6,158,059	68,568	8,100,432
Marianne M. Keler	201,517,302	7,717,801	67,673	8,100,432
Mark L. Lavelle	206,554,595	2,679,570	68,611	8,100,432
Ted Manvitz	206,666,803	2,531,960	104,013	8,100,432
Jim Matheson	204,293,362	4,939,824	69,590	8,100,432
Samuel T. Ramsey	207,756,490	1,477,695	68,591	8,100,432
Vivian C. Schneck-Last	204,249,640	4,949,347	103,789	8,100,432
Robert S. Strong	207,514,726	1,684,248	103,802	8,100,432
Jonathan W. Witter	207,710,557	1,480,197	112,022	8,100,432
Kirsten O. Wolberg	206,663,407	2,535,580	103,789	8,100,432

Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
205,390,630	3,817,704	94,442	8,100,432

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders selected 1 year as the preferred frequency for future advisory votes on executive compensation.

1 year	2 years	3 years	Abstain
201,073,755	64,612	8,092,062	72,347

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executive officers.
Proposal 4 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
216,431,894	887,657	83,657	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: June 23, 2023	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer